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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                February 18, 2003


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24363                 33-0102707
(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)          File Number)              Identification No.)


                    16815 Von Karman Avenue, Irvine, CA 92606
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655

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     This Current Report on Form 8-K/A amends Item 7(c) of the Current Report on
Form 8-K filed with the Securities and Exchange Commission on February 25, 2003.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1      Letter from Ernst & Young, LLP.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERPLAY ENTERTAINMENT CORP.


February 26, 2003                          /S/ HERVE CAEN
                                           -----------------------------------
                                           Herve Caen
                                           Chief Executive Officer and
                                           Interim Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

     99.1              Letter from Ernst & Young, LLP.


                                       4